THIS NOTE AND THE STOCK INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OF DISTRIBUTION THEREOF, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED FOR VALUE, DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH APPLICABLE STATE ACTS, OR PURSUANT TO AN EXAMPTION FROM REGISTRAITON UNDER THE ACT AND UNDER APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH ARE ESTABLISHED BY MEANS OF AN OPINION TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND RENDERED BY LEGAL COUNSEL SATISFACTORY TO THE COMPANY.

CEC Industries, INC.

SERIES A 6.5% CONVERTIBLE PROMISSORY NOTE

$150,000.00

Las Vegas, Nevada
November 1, 2003

1. Promise to Pay. FOR VALUE RECEIVED, CEC Industries, INC, a Nevada corporation (the "Company") promises to pay, in lawful money of the United States of America, to the order of The Advantage Fund I, L.L.C., or assignee (the "Holder"), at Las Vegas, Nevada or at such other place as Holder shall from time to time direct, on or before November 1, 2004, the principal amount of One Hundred Fifty Thousand Dollars and no cents ($150,000.00) plus interest on the unpaid principal balance thereof at a rate of Six and one-half percent (6.5%) per year from the date hereof until paid in full. Interest on this note shall be computed on a 365/365 simple interest basis, that is, by applying the ratio of the annual interest rate by the number of days in the year times, outstanding principal balance times the actual number of days that the principal balance is outstanding. This Note shall be payable interest-only, in arrears, on the last day of each calendar months, commencing upon the first such date subsequent to the date of execution hereof, and due and payable in full, principal and interest, twenty-four months from the date hereof. At the option of the Holder, the interest payable may be paid in cash or convertible into common stock in accordance with Section 3. Conversion. All payments shall be applied first to accrued, unpaid interest, next to any collection costs, and the remainder against principal. This note may be not be redeemed by the Company prior to its due date without the express permission of the Holder. This Note is one of a series of identical notes, except to principal amount and due date (collectively, the "Notes").

2. Default. The Company shall be in default under this Note upon the occurrence of any of the following events:
   - 2.1 The Company fails to timely perform any of its obligations under, or otherwise breaches any covenants or warranties of this Note;
   - 2.2 Any statement, representation, or warranty made by the Company or its agents to Holder shall prove to have been false or materially misleading when made; and/or,
   - 2.3 The Company shall become insolvent, or unable to meet its obligations as they become due, or shall file or have filed against it, voluntarily or involuntarily, a petition under the United States Bankruptcy Code or shall procure or suffer the appointment of a receiver for any substantial portion of its properties, or shall make an assignment for benefit of creditors, or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process, or proceedings under any insolvency law or other statute or law providing for the modifications or adjustment of the rights of creditors.

Upon any event of default, Holder may declare the entire unpaid principal balance of this Note and all accrued unpaid interest immediately due, without notice, and the Company agrees to pay such amount immediately in such event. In the event of default, the Company

agrees to pay all of Holder's costs of collection, including attorney's fees; this shall include legal expenses for the bankruptcy proceedings or insolvency proceedings (including efforts to modify or vacate any automatic stay or injunction), court costs, appeals, post-judgement collection expenses and any other amount provided by law. The parties intend this provision to be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses. No delay or omission on the part of any Holder hereof in exercising any right or option herein given to such Holder shall impair such right or option or be considered as a waiver thereof or acquiescence in any default hereunder. The Company hereby waives any applicable statue of limitations, presentment, demand for payment, protest and notice of dishonor.

3. Conversion. The Holder shall have conversion rights as follows (the "Conversion Rights"):

3.1 Right to Convert. Subject to subsection 3.3, this Note shall be convertible, in whole or in part, at the option of the Holder, at any time after the date of issuance of this Note, and from time to time thereafter, at the office of the Company, into such number of fully paid and non-assessable shares of Common Stock of the Company as is determined as follows:

The Conversion Price per share shall be equal to the lesser of (1) the average of the lowest of three day trading prices during the five trading days immediately prior to the Conversion Date multiplied by .70, or (2) the average of the lowest of three day trading prices during the five trading days immediately prior to the funding date(s).

3.2 Mechanics of Conversion. Before Holder shall be entitled to convert this Note, in whole or in part, into shares of Common Stock, he shall surrender this Note at the office of the Company, and shall give written notice in person, or by facsimile, mail, postage prepaid, to the Company at its principal corporate office, of Holder's election to convert the Note and shall state therein the portion of the principal amount of the Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued, the address of such persons to be used for record purposes, and the address(s) to which the certificate(s) should be delivered if different from the record address. Such notice shall be on the form attached to this Note as Exhibit 'A'. The Company shall as soon as practicable thereafter, issue and deliver to Holder, or to the nominee or nominees of Holder, a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled as aforesaid and, if less than the full principal amount of the note is converted, a new Note representing the unconverted balance which remains outstanding. Any interest accrued but unpaid on the converted portion of the Note shall be paid upon conversion; any interest accrued but unpaid on the non-converted portion of the Note shall be paid in due course under the replacement Note. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

3.3 Voting Rights. If at any time or from time to time there occurs matters that require a vote by the shareholders of the Company, the Holder shall have the right to cast votes equal to the number of shares then convertible as of the date of the vote required.

3.4 No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment

3.5 No Fractional Shares and Certificates as to Conversion. No fractional shares shall be issued upon conversion of the Note, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share.

3.6 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to Holder, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right. In the case of rights to acquire any shares of stock or any other class of securities or property, Company shall grant to Holder the same rights as if the Holder had converted his Note upon the Record Date.

3.7 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Notes such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding Notes, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.8 Notices. Any notice required by the provisions of this Section 3 to be given to the Holder shall be deemed given if deposited in the United States mail, postage prepaid and certified, return receipt requested and addressed to Holder of record at his address appearing on the books of the Company.

4. Redemption. The Company, may not redeem this Note at any time prior to the maturity date.

5. Assignment. Subject to the restrictions on transfer herein, the Holder may transfer this Note in whole or in part, in the event of partial transfer(s), the Company will exchange this Note for new Notes as instructed by the Holder equal to the total of this Note, by endorsement (by the Holder of this Note executing the form of assignment attached to this Note as Exhibit 'B') and delivery in the same manner as any negotiable instrument transferable by endorsement and delivery. Until this Note is transferred on the Company books, the Company may treat the registered Holder of this Note as the absolute owner of this Note for all purposes, despite any notice to the contrary. The Company's obligations hereunder may not be transferred without prior written consent of the Holder; any attempt to transfer without consent shall be void *ab initio*.

6. Restrictions on Transfer. This Note and the stock into which it is convertible have not been registered under the Securities act of 1933, as amended, of the United States of America (the "Act") or the securities laws of any sate of the United States ("State Act"). This Note and the stock into which it is convertible have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof, and may not be offered, sold, pledged, hypothecated. Or otherwise transferred for value directly or indirectly, in the absence of an effective registration statement under the Act and compliance with applicable State Acts, or pursuant to an exemption from registration under the Act and under applicable State Acts, the availability of which are established by means of an opinion to such effect. In form and substance satisfactory to the Company and rendered by legal counsel satisfactory to the Company. The certificates representing the shares into which this Note is convertible shall bear the foregoing legend.

7. Registration of Underlying Stock & Penalties. The Company agrees that within thirty days of the date of this Note, the Company shall file a registration statement with the Securities and Exchange Commission on form SB-2 or other applicable form to register 250% of the then shares to be issued upon conversion of the Notes. A copy of this Registration Statement is attached hereto as

Exhibit "C". The registrations statement shall call for, amongst other items more fully described therein, the Company to use its best efforts to have such registration statement declared effective at the earliest possible time. Should such registration statement not be deemed effective within ninety days from the date of its initial filing, the Company shall pay a penalty to the Holder in an amount equal to 2% of the principal balance and any and all accrued interest then outstanding per month or any part thereof, until such time as the registration statement is declared effective. Company agrees to keep such registration statement effective until the maturity of the Note. Should there come a time when the number of shares that have been registered is less than 200% of the total number of shares to be issued upon conversion, the Company agrees that it will amend such registration statement such that a minimum of 200% of the shares to be issued upon conversion are on such registration statement.

7.1 No additional Issuance with Registration Rights. Company agrees that without the written consent of the Holder, it shall not issue common shares or securities that are convertible into common shares that have piggyback or demand registration rights while the Note is still outstanding.

8. Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the event of such occurrence, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Note, the Company at its expense will execute and deliver, in lieu of this Note, a new Note of like tenor. On surrender of this Note for exchange and subject to the provisions of this Note on compliance with the Securities Act, the Company, at its expense will issue to or on the order of the Holder of this Note a new Note or Notes of like tenor, in the name of that Holder or as that Holder (on payment by the Holder of any applicable transfer taxes) may direct, in the same total principal amount as this Note.

9. Appointment of Agent. The Company may, on written notice to the Holder of this Note, appoint an agent for the purposes of issuing Common Stock or other securities on the conversion of this Note and of replacing or exchanging this Note; and after that appointment occurs any such issuance, replacement, or exchange shall be made at that office by that agent.

10. Miscellaneous.

10.1 Amendment. No supplement, modification, or amendment of this Note shall be binding unless executed in writing by all the parties hereto.

10.2 Waiver. No waiver of any of the provisions of this Note shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Neither the acceptance of any partial or delinquent payment by the Holder nor the Holder's failure to exercise any of its rights or remedies on default by the Company shall be a waiver by the Holder of any default or the Company obligations under this Note, or a waiver of any subsequent default by the Company.

10.3 Timeliness. Time is of the essence of this Note and each and all of its provisions.

10.4 Notices. Notices given under this Note shall be in writing and shall be delivered personally, by messenger, by certified U.S. mail, return receipt requested, or by a common overnight carrier delivery service. Notices shall be deemed received upon receipt of same. Notices to the Company shall be addressed to 136 Arbor Way, Henderson, Nevada, 89074. Notices to the Holder shall be directed to Holder at the Holder's address of record on the Company's books. A party may change its address for notice by giving written notice to the other party in accordance with this Section.

10.5 Governing Law and Venue. This Note shall be construed in accordance with, and governed by, the laws of the State of Nevada, and any action or proceeding, including

arbitration, brought by any party in which this Note is a subject shall be brought in Nevada

10.6 Effect of Headings. The headings of the sections of this Note are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

10.7 Invalidity. Any provision of this Note which is invalid, void, or illegal, shall not affect, impair, or invalidate any other provision of this Note, and such other provisions of this Note shall remain in full force and effect.

10.8 Professional Fees and Costs. If any legal or equitable action, arbitration, or other proceeding, whether on the merits or on motion, are brought or undertaken, or an attorney is retained to enforce this Note, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Note, then the successful or prevailing party or parties in such undertaking (or the party that would prevail if an action were brought) shall be entitled to recover reasonable attorney's fees and other professional fees and other costs incurred in such action, proceeding or discussions, in addition to any other relief to which such party would be entitled. The parties intend this provision be given the most liberal construction possible and to apply to any circumstances in which such party reasonably incurs expenses.

CEC Industries, Inc.

By:__________________________